UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

March 10, 2025
Date of Report (date of earliest event reported)

INGEVITY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-37586	47-4027764
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4920 O'Hear Avenue Suite 400	North Charleston	South Carolina	29405
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code: 843-740-2300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	NGVT	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On March 10, 2025, Ingevity Corporation (“Ingevity”) announced that its Board of Directors (the “Board”) has appointed David H. Li as President and Chief Executive Officer of Ingevity, effective April 7, 2025 (the “Effective Date”). Mr. Li is also expected to join the Board following Ingevity’s 2025 annual meeting of the stockholders. In connection with Mr. Li’s appointment, Luis Fernandez-Moreno will step down as interim President and Chief Executive Officer of Ingevity as of the Effective Date. Mr. Fernandez-Moreno will continue to serve on the Board after the Effective Date.

Biographical Information

Mr. Li, age 52, has more than 25 years of experience in the specialty materials industry. Mr. Li most recently served as Chief Executive Officer and President, and as a member of the board of directors, of CMC Materials, Inc. (“CMC”), a global supplier of advanced materials focused on the semiconductor and energy industries, from 2015 until CMC’s sale to Entegris, Inc. in 2022. From 2008 through 2014, Mr. Li served as CMC’s Vice President of the Asia Pacific Region. Prior to that role, Mr. Li served in various leadership roles throughout CMC’s business since joining CMC in 1998, including in the areas of product line management, operations, supply chain and investor relations. Mr. Li received a B.S. in chemical engineering from Purdue University and an M.B.A. from Northwestern University.

Mr. Li’s Offer Letter and Severance Agreement

In connection with Mr. Li’s appointment, Ingevity entered into an offer letter with Mr. Li, effective as of March 7, 2025 (the “Offer Letter”), which sets forth the terms of his employment. The Offer Letter provides that Mr. Li will receive an initial base salary of $1,100,000 per year and an annual cash incentive opportunity at a target of 120% of his annual base salary pursuant to Ingevity’s short-term incentive plan. Beginning in fiscal year 2025, Mr. Li will also be eligible to receive annual equity awards with a target value of 500% of his annual base salary pursuant to Ingevity’s long-term incentive plan (the “LTIP”). In connection with his appointment, Mr. Li will also receive a one-time equity award with an aggregate grant date value of $5,000,000, which will consist of performance-based restricted stock units (“PSUs”) with a grant date value of $2,000,000, time-based restricted stock units (“RSUs”) with a grant date value of $1,000,000, and options to purchase shares of Ingevity’s common stock (“Options”) with a grant date value of $2,000,000, each to be granted pursuant to the LTIP. The PSUs will have a three-year performance period and will vest based on the achievement of the applicable performance targets, while the RSUs and Options will vest ratably over four years. Pursuant to the Offer Letter, Mr. Li will also be entitled to receive certain relocation, travel and lodging benefits, and Mr. Li will be eligible to participate in employee benefit plans and programs provided by Ingevity to other senior executives.

In accordance with the Offer Letter, Ingevity entered into a severance and change of control agreement with Mr. Li, effective as of March 7, 2025 (the “Severance Agreement”), which provides Mr. Li with severance and change of control benefits similar to those of the other senior executives of Ingevity and which are described in the section entitled “Compensation Discussion and Analysis—Other compensation and benefits—Severance and change of control agreements” in Ingevity’s preliminary proxy statement, which was filed with the Securities and Exchange Commission (the “SEC”) on March 10, 2025 (and which description is incorporated herein by reference).

The foregoing descriptions of the Offer Letter and the Severance Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Offer Letter and the Severance Agreement, copies of which will be filed with Ingevity’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025.

Mr. Li has no family relationships with any director or executive officer of Ingevity. There are no arrangements or understandings between Mr. Li and any other person pursuant to which Mr. Li was selected as President and Chief Executive Officer of Ingevity.

Mr. Li is not a party to any transaction to which Ingevity is or was a participant and in which Mr. Li has a direct or indirect material interest subject to disclosure under Item 404(a) of Regulation S-K.

Additional Information and Where to Find It

In connection with Ingevity’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”), Ingevity filed on March 10, 2025 with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement on Schedule 14A (the “Proxy Statement”), containing a form of WHITE proxy card. The Proxy Statement is in preliminary form and Ingevity intends to file and mail to stockholders of record entitled to vote at the 2025 Annual Meeting a definitive proxy statement and other documents, including a WHITE proxy card. This communication is not a substitute for any proxy statement or other document that Ingevity has filed or may file with the SEC in connection with any solicitation by Ingevity. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY INGEVITY AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. These documents, including the Proxy Statement (and any amendments or supplements thereto) and other documents filed by Ingevity with the SEC, are available free of charge at the SEC’s website at http://www.sec.gov and at Ingevity’s investor relations website at http://ir.ingevity.com.

Participants in the Solicitation

Ingevity, its directors and certain of its executive officers and other employees may be deemed to be participants in the solicitation of proxies from Ingevity stockholders in connection with the matters to be considered at the 2025 Annual Meeting. Information regarding such participants and their respective interests in Ingevity by security holdings or otherwise is set forth in the section entitled “Appendix C: Supplemental Information Regarding Participants in the Solicitation” in the Proxy Statement, which was filed with the SEC on March 10, 2025, and will be included in Ingevity’s definitive proxy statement, once available. Additional information regarding the interests of these participants in the solicitation of proxies in respect of the 2025 Annual Meeting and other relevant materials will be filed with the SEC when they become available. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

ITEM 7.01. REGULATION FD DISCLOSURE

On March 10, 2025, Ingevity issued a press release announcing the appointment of Mr. Li as President and Chief Executive Officer of Ingevity. A copy of the press release is furnished herewith as Exhibit 99.1.

The information set forth in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.
Exhibit No.	Description of Exhibit
99.1	Press Release, dated March 10, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGEVITY CORPORATION
(Registrant)

	By:	/S/ RYAN C. FISHER
Ryan C. Fisher

Senior Vice President, General Counsel & Secretary
Date: March 10, 2025

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Exhibit 99.1

Ingevity Corporation 4920 O’Hear Avenue Suite 400 North Charleston, S.C. 29405 USA www.ingevity.com

News	Contact: Caroline Monahan 843-740-2068 caroline.monahan@ingevity.com

Investors: John E. Nypaver, Jr. 843-740-2002 investors@ingevity.com

Ingevity announces appointment of David H. Li as president and CEO

Li brings 25-year+ record of driving successful corporate transformation, long-term growth and stockholder value creation at premier global specialty materials supplier

NORTH CHARLESTON, S.C., Mar 10, 2025 – Ingevity Corporation (NYSE:NGVT) today announced that its board of directors has appointed David H. Li as the company’s president and CEO, effective as of April 7, 2025, and that he is expected to join the board of directors following the 2025 Annual Meeting. Li succeeds Ingevity board member, Luis Fernandez-Moreno, who has been serving as interim president and CEO since October 2024. Fernandez-Moreno will remain on Ingevity’s board.

Li has more than 25 years of experience in the specialty materials industry. He most recently served as CEO, president and a member of the board of CMC Materials, Inc., a global supplier of advanced materials focused on the semiconductor and energy industries, prior to its sale to Entegris, Inc. in 2022.

“David (Dave) has a broad and proven track record of repositioning businesses across product lines and geographies to achieve substantial growth, strong financial performance and outstanding stockholder returns,” said Ingevity’s board chair, Jean Blackwell. “These accomplishments and his ability to drive strategic execution and organizational excellence across global organizations make Dave the ideal CEO to lead Ingevity and enable the company to realize its full potential as a world class specialty chemicals and materials manufacturer.”

“It is an honor to step into the president and CEO role at this pivotal time and have the opportunity to build on the strong momentum the Ingevity board and management team have created,” said Li. “Over the course of my career, success has been fueled by building high-performing teams and reshaping portfolios to solve customers’ greatest challenges. I look forward to leveraging my experience to unlock the value within Ingevity and position the company for long-term profitable growth and superior value creation.”

“On behalf of the board, I would like to thank Luis for his service to Ingevity as interim president and CEO,” said Blackwell. “Under his leadership, Ingevity has undertaken a number of strategic initiatives, including a proactive approach to portfolio management, that have resulted in improved operational performance and free cash flow generation. His work as interim CEO made his input on this hiring decision even more valuable, and we look forward to continuing to benefit from Luis’s experience and leadership as a member of the Ingevity board.”

About David H. Li

Li served as chief executive officer, president and a member of the board of CMC Materials from January 2015 to July 2022. Over his tenure and at the time of CMC’s sale to Entegris, the company had delivered a four-fold return to stockholders and reported record revenue of $1.2 billion and adjusted EBITDA margin of 30 percent, in the top-tier of industry peers.

Before being named chief executive officer and president, Li served as CMC’s vice president of the Asia Pacific region for seven years. Prior to that, he held various senior leadership and management positions at CMC, including in the areas of product line management, operations, supply chain and investor relations.

Ingevity: Purify, Protect and Enhance

Ingevity provides products and technologies that purify, protect and enhance the world around us. Through a team of talented and experienced people, we develop, manufacture and bring to market solutions that help customers solve complex problems and make the world more sustainable. We operate in three reporting segments: Performance Materials, which includes activated carbon; Advanced Polymer Technologies, which includes caprolactone polymers; and Performance Chemicals, which includes specialty chemicals and road technologies. Our products are used in a variety of demanding applications, including adhesives, agrochemicals, asphalt paving, certified biodegradable bioplastics, coatings, elastomers, pavement markings and automotive components. Headquartered in North Charleston, South Carolina, Ingevity operates from 31 countries around the world and employs approximately 1,600 people. The company’s common stock is traded on the New York Stock Exchange (NYSE:NGVT). For more information, visit ingevity.com.

About Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such statements generally include the words “will,” “plans,” “intends,” “targets,” “expects,” “outlook,” “believes,” “anticipates” or similar expressions. Forward-looking statements may include, without limitation, the potential benefits of any leadership transition; expected financial positions, guidance, results of operations and cash flows; financing plans; business strategies and expectations. Actual results could differ materially from the views expressed. Factors that could cause actual results to materially differ from those contained in the forward-looking statements, or that could cause other forward-looking statements to prove incorrect, include, without limitation, such factors detailed from time to time in Part I, Item 1A. Risk Factors in our Annual Report on Form 10-K as well as in our other filings with the SEC. These forward-looking statements speak only to management’s beliefs as of the date of this press release. Ingevity assumes no obligation to provide any revisions to, or update, any projections and forward-looking statements contained in this press release.

Additional Information and Where to Find It

In connection with Ingevity’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”), Ingevity filed on March 10, 2025 with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement on Schedule 14A (the “Proxy Statement”), containing a form of WHITE proxy card. The Proxy Statement is in preliminary form and Ingevity intends to file and mail to stockholders of record entitled to vote at the 2025 Annual Meeting a definitive proxy statement and other documents, including a WHITE proxy card. This communication is not a substitute for any proxy statement or other document that Ingevity has filed or may file with the SEC in connection with any solicitation by Ingevity. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY INGEVITY AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. These documents, including the Proxy Statement (and any amendments or supplements thereto) and other documents filed by Ingevity with the SEC, are available free of charge at the SEC’s website at http://www.sec.gov and at Ingevity’s investor relations website at http://ir.ingevity.com.

Participants in the Solicitation

Ingevity, its directors and certain of its executive officers and other employees may be deemed to be participants in the solicitation of proxies from Ingevity stockholders in connection with the matters to be considered at the 2025 Annual Meeting. Information regarding such participants and their respective interests in Ingevity by security holdings or otherwise is set forth in the section entitled “Appendix C: Supplemental Information Regarding Participants in the Solicitation” in the Proxy Statement, which was filed with the SEC on March 10, 2025, and will be included in Ingevity’s definitive proxy statement, once available. Additional information regarding the interests of these participants in the solicitation of proxies in respect of the 2025 Annual Meeting and other relevant materials will be filed with the SEC when they become available. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

Contacts

Media:
Caroline Monahan
843-740-2068
media@ingevity.com

Kara Brickman / Greg Klassen
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449

Investors:
John E. Nypaver, Jr.
843-740-2002
investors@ingevity.com